UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2025

Date of Report (Date of earliest event reported)

Enveric Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Enveric Biosciences, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (239) 302-1707

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

The purpose of this Current Report on Form 8-K/A, Amendment No. 1, is to amend Item 5.03 of the Current Report on Form 8-K filed by Enveric Biosciences, Inc. (the “Company”) on January 21, 2025. This amendment is being filed solely to correct the date the reverse stock split will begin trading on a reverse stock split-adjusted basis on The Nasdaq Capital Market. The Company had previously announced an effective date of 8:00 a.m. New York Time on Monday, January 27, 2025. The reverse stock split-adjusted shares will now begin trading on The Nasdaq Capital Market at 8:00 a.m. New York Time on Wednesday, January 29, 2025 under CUSIP number 29405E 406.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 21, 2025, the Company filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) announcing board and stockholder approval of a 1-for-15 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.01 (“Common Stock”).

The Common Stock will now begin trading on a reverse stock split-adjusted basis on The Nasdaq Capital Market on January 29, 2025 at 8:00 a.m. New York Time. The trading symbol for the Common Stock will remain “ENVB.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 29405E 406.

For more information about the Reverse Stock Split, see the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2025 and the Company’s definitive proxy statement filed with the SEC on December 18, 2024, the relevant portions of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2025	ENVERIC BIOSCIENCES, INC.

	By:	/s/ Joseph Tucker
Joseph Tucker
Chief Executive Officer